Exhibit 10.10

REVISION AGREEMENT

to the

SALE & PURCHASE AGREEMENT FOR THE ACQUISITION

of

100% OF THE SHARES AND ASSETS OF JOYOUS FAME INTERNATIONAL LIMITED.

            THIS REVISION AGREEMENT is between

ELEMENT92, RESOURCES CORP.

a company incorporated under the laws of  the State of Wyoming, USA, with its address at 2510 Warren Avenue, Cheyenne, Wyoming, 82001 USA

(“E92R” or the “Purchaser”),

And

TAM KAM MING and GOLD VANGUARD LIMITED Owners of 100% of the shares of

Joyous Fame International Limited, with its address at

P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands

(“JFI” or the “Sellers”)

Collectively the Parties

WHEREAS, on January 25, 2010 the Parties executed a Sale & Purchase Agreement for the Acquisition of 100% of the Shares and Assets of Joyous Fame International Limited and;

WHEREAS, JFI owns three gold mines one of which is described and designated as the Wendeng mine and;

WHEREAS, the Company has decided to terminate the Wendeng mine acquisition at this time and;

WHEREAS, the Parties have agreed to extend the Closing Date specified in the Sale & Purchase Agreement for the Acquisition of 100% of the Shares and Assets of Joyous Fame International Limited, for 60 days

NOW, THEREFORE,

The Parties hereby agree to and confirm the following:

  The Wendeng mine acquisition is terminated.

  The 90,000,000 restricted common shares of E92R to be granted to the Sellers as payment in full for 100% of the Sellers’ shares in JFI and the company known as JFI which includes the Wendeng mine, the Penglai (Huwei) mine and the Roncheng mine is reduced to a grant of 76,500,000 restricted common shares.

  It is understood by the Parties that the 76,500,000 shares of E92R so issued as payment in full for the above noted assets will be restricted shares as required by the rules of the United States Securities Act and Exchange Act (the “Act”) and shall display a restrictive legend as required by the Act,

  The Parties may at any time, by mutual written consent, review and reinstate the Wendeng mine acquisition on the original terms of the Sale & Purchase Agreement for the Acquisition of 100% of the Shares and Assets of Joyous Fame International Limited.

  Other than the termination of the Wendeng mine acquisition and the reduction of the number of shares to be granted to the sellers from 90,000,000 restricted common shares to 76,500,000 restricted common shares, all other terms in the Sale & Purchase Agreement for the Acquisition of 100% of the Shares and Assets of Joyous Fame International Limited, dated January 25, 2010 remain unchanged.

  In addition to the above revisions, the Parties hereby agree to extend the Closing Date specified in the Sale & Purchase Agreement for the Acquisition of 100% of the Shares and Assets of Joyous Fame International Limited, for 60 days.

            IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the day and year first above written.

ON BEHALF OF THE PURCHASER:

 /s/ Daniel S Mckinney                                            Designated Signing Authority

                                                                                    Daniel S Mckinney

                                                                                    Element92 Resources Corp.

ON BEHALF OF THE SELLERS:

 /s/ Wilson Huang                                                    Designated Signing Authority

                                                                                    Designated Signing Authority

                                                            Wilson Huang

                                                            Joyous Fame International Limited

 /s/ Wilson Huang                                                    Designated Signing Authority

                                                                                    Designated Signing Authority

                                                            Wilson Huang

                                                            Gold Vanguard Limited

 /s/ Tam Kam Ming                                                     Tam Kam Ming